EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flanigan's Enterprises, Inc. (the "Company") on Form 10-Q for the period ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
A. Doxey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            (1)   The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.


/s/ Edward A. Doxey
--------------------------
Edward A. Doxey
Chief Financial Officer
August 18, 2003


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